Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of ChinaCache International Holdings, Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fengye Gao, Financial Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2017

	By:	/s/ Fengye Gao

	Name:	Fengye Gao
	Title:	Financial Controller